SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                           THE VALLEY FAIR CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

                           THE VALLEY FAIR CORPORATION
                               260 BERGEN TURNPIKE
                         LITTLE FERRY, NEW JERSEY 07643

                    Notice Of Annual Meeting Of Shareholders
                            To Be Held June 26, 1996


To the shareholders of The Valley Fair Corporation

     Notice is hereby given that the Annual Meeting of Shareholders of The Valley Fair Corporation will be held at 10:00AM on June 26, 1996 at 1800 Moler Road, Columbus, Ohio for the following purposes:

     1.  To elect six directors for the ensuing year.

     2. To transact such other business as may properly come before the meeting.

     Only shareholders of record on the books of the Company at the close of business on April 19, 1996 will be entitled to vote at this meeting.

     It is hoped that you will be able to attend the meeting, but if you do not expect to be present, please mark, date and sign the enclosed Proxy and return it in the accompanying envelope. Shareholders who execute proxies may of course, choose to revoke their proxy and personally cast their vote.

     A copy of the Annual Report of the Corporation for the year ended January 28, 1996 is enclosed herewith.


                                   ERWIN LEHR
                                   President

Little Ferry, New Jersey
May 20, 1996





              Important - Please sign and mail your proxy promptly

                           THE VALLEY FAIR CORPORATION
                               260 BERGEN TURNPIKE
                         LITTLE FERRY, NEW JERSEY 07643

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------

                   ANNUAL SHAREHOLDERS MEETING - JUNE 26, 1996

     The Proxy is furnished to the stockholders of The Valley Fair Corporation (hereinafter referred to as the "Company") in connection with the solicitation of proxies to be used in voting at the annual meeting to be held June 26, 1996, or any adjournment thereof. The enclosed Proxy is solicited by the Board of Directors of the Company. Any Proxy may be revoked at any time before it is exercised by notice to the Company in writing or in open meeting or by filing a duly executed proxy bearing a later date. All shares represented by properly executed, unrevoked proxies received prior to the meeting will be voted in accordance with the instructions contained therein, and, if no choice is specified, will be voted in favor of the proposals set forth in the Notice of Annual Meeting to the Proxy Statement.

     The Proxy Statement and the enclosed Proxy are first being sent to you this 20th day of May, 1996 by order of the Board of Directors. The cost of soliciting proxies has been, or will be, borne by the Company. In addition to solicitation by mail, the Company will request banks, brokers, and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners, and the Company may reimburse them for expenses in so doing.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The voting securities entitled to vote at the meeting consist of Common Stock of the Corporation, each share having one vote. The number of issues and outstanding shares at the close of business on April 19, 1996 was 367,964. Only stockholders of record on April 19, 1996 will be entitled to vote at the annual meeting of stockholders. To the knowledge of management the following persons owned beneficially more than 5% of the outstanding voting securities of the Corporation at the closing of business on April 19, 1996.

Name and Address of                          Amount and Nature of      Percent
Beneficial Owner                             Beneficial Ownership      of Class
----------------                             --------------------      --------
Schottenstein Stores Corporation             287,861                   78.21%
1800 Moler Road                              sole voting and
Columbus, Ohio                               investment power

Schottenstein Professional Asset
  Management Corporation Formerly            54,295                    14.75%
  Jubilee Co., Inc.                          sole voting and
1800 Moler Road                              investment power
Columbus, Ohio

                         ELECTION OF BOARD OF DIRECTORS

     At the meeting, six Directors, comprising the entire membership of the Board of Directors of the Company, are to be elected to serve for the ensuing year and until their respective successors are elected and qualified. The shares represented by the enclosed Proxy will be voted for the election as Directors of the six nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed Proxy may be voted for such other persons as may be determined by the holders of such proxies.

                         INFORMATION CONCERNING NOMINEES

     The information appearing in the following table with respect to principal occupation and beneficial ownership of Common Stock of the Company has been furnished to the Company by the nominees.

     Ownership is given as of April 19, 1996

                              Principal                                         Common            Percent
                              Occupation for                     Director       Stock Owner         of
Name                  Age     Past Five Yrs.                     Since          Beneficially       Class
----                  ---     --------------                     -----          ------------       -----
Jay L. Schottenstein  41      Chairman of the                    1985           342,156             93%*
                              Board of the                                      shared voting
                              Company; Chairman                                 & investment
                              of the Board,                                     power
                              Schottenstein
                              Stores
                              Corporation;
                              Chairman of the
                              Board and Chief
                              Executive Officer,
                              Value City Department
                              Store, Inc.

Erwin Lehr            68      President of the                   1977           215
                              Company; President                                sole voting
                              of L.F. Widmann, Inc.,                            & investment
                              a subsidiary of the                               power
                              Company

Saul Schottenstein    74      Vice President of                  1979           342,156             93%*
                              the Company;                                      shared voting
                              President of                                      & investment
                              Schottenstein Stores                              power
                              Corporation; Vice
                              Chairman of the
                              Board, Value City
                              Department Stores, Inc.

Irving Harris         67      A partner in                       1979           321
                              the firm Harris,
                              Harris, and Field LTD

INFORMATION CONCERNING NOMINEES (CONTINUED)

                              Principal                                         Common            Percent
                              Occupation for                     Director       Stock Owner         of
Name                  Age     Past Five Yrs.                     Since          Beneficially       Class
----                  ---     --------------                     -----          ------------       -----
Ross N. Alfieri       64      Treasurer of the                   1965           1,200               .8%
                              Company; Vice                                     sole voting
                              President of L.F.                                 & investment
                              Widmann, Inc., a                                  power
                              subsidiary of the
                              Company

Thomas R. Ketteler    53      Secretary of the                   1991           342,156             93%
                              Company; Vice                                     shared voting
                              President and                                     & investment
                              Treasurer of                                      power
                              Schottenstein Stores
                              Corporation, parent
                              of the company

All Officers and                                                                343,892
Directors as a Group

*Saul  Schottenstein and Jay L.  Schottenstein  are each executive  officers and directors of Schottenstein Stores Corporation. All of the stock of Schottenstein Stores Corporation and Schottenstein Professional Asset
 Management Corporation Formerly Jubilee Co., is owned by them and their immediate families. Schottenstein Stores Corporation owns 64.9% of Value City Department Stores, Inc., a public company. Thus Saul Schottenstein and Jay L. Schottenstein may be deemed to be control persons of the Company.
----------------------------

     Mr. Saul Schottenstein is principally employed as Director and President of Schottenstein Stores Corporation and various other entities owned and controlled by the Schottenstein Family.

     Mr. Jay L. Schottenstein is principally employed as Chairman of the Board of Schottenstein Stores Corporation since 1992. Prior to that time he was employed in various executive capacities by Schottenstein Stores Corporation and its predecessor company since 1976. He is the nephew of Saul Schottenstein.

     Mr. Erwin Lehr is President and a Director of the Company, a position he has held since July 1988. During the preceding five years he has held various corporate positions with the Company. Mr. Lehr is also the President of the Company's subsidiary, L.F. Widmann, Inc.

     Mr. Ross N. Alfieri has been an officer and director of the Registrant since 1964. He has been the Treasurer and Chief Financial Officer since 1975. He is also Vice President of the Company's subsidiary L. F. Widmann, Inc.

     Mr. Irving Harris is a member in the law firm of Harris, Harris, and Field LTD since December 1989. Prior to that time he was a partner in the law firm of Porter, Wright, Morris and Arthur. He is the brother-in-law of Saul Schottenstein.

     Mr. Thomas Ketteler has been a Director since 1992 and Secretary of the Company since July 1990. He is principally employed as Vice President and Treasurer of Schottenstein Stores Corporation. He is also an officer of Schottenstein Professional Asset Management Corporation.

     Value City Department Stores, Inc., operates licensed departments in the Company's two discount department stores, for which they pay rentals to the Company. See "TRANSACTIONS WITH MANAGEMENT," below. The Company's wholly owned subsidiary L.F. Widmann, Inc., currently operates health and beauty aids departments in 67 Value City Department Stores.

     Three directors and/or officers of the Company are shareholders, directors, and/or officers of Schottenstein Stores Corporation and Value City Department Stores, Inc., See Footnote* above.

     The Company does not have standing audit, nominating or compensation committees of the Board of Directors. During its fiscal year ended January 28, 1996 the Board of Directors held three meetings.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

     Mr. Philip Ganguzza has been Vice President of the Company since 1965 and is responsible for a wide variety of corporate operations.

     Mr. William Saxon has been Vice President of the Company since 1993. He is also Senior Vice President of L.F. Widmann, Inc., a subsidiary of the Company.

     Mr. David A. Rishell has been Assistant Treasurer of the Company since 1993. He is also the Treasurer of L.F. Widmann, Inc., a subsidiary of the Company, since 1991.

                             MANAGEMENT COMPENSATION

     The following table shows the aggregate cash compensation paid by the Corporation for the twelve months ended January 28, 1996, to the directors and officers of the Corporation whose total remuneration exceeded $100,000.00 and for all officers and directors of the Corporation as a group.

     Directors are not compensated for their services.

Name of Individual     Capacities in Which Served    Cash Compensation
------------------     --------------------------    -----------------
Erwin Lehr             President                          $217,179

Philip J. Ganguzza     Vice President                     $110,824

William Saxon          Vice President                     $148,257

Ross N. Alfieri        Treasurer & Assistant Secretary    $188,246

David A. Rishell       Assistant Treasurer                $127,716

All directors and
officers as a group-
five in number        $792,222

     The Company maintains a Key Executive Supplemental Benefit Plan for key officers. Under this program the officer will receive a portion of his 1986 salary guaranteed for 15 years, only on retirement, disability, or his beneficiary, upon his death. The cost to the Company to provide this program will be recovered through life insurance, which is designated to return the premiums plus the net cost of the benefit over a period of years. The Corporation is the sole owner and beneficiary of these policies.

     The Company and its subsidiary L.F. Widmann, Inc., formed a defined contribution retirement plan to cover substantially all of its employees. The Plan was adopted to comply with the requirements prescribed by the Internal Revenue Service Section 401(k). The Corporations contributions charged to operations was $100,000. The Plan provides that employees of the Corporation required to make applicable matching contributions as prescribed within the Plan. Corporation contributions to the Plan to the accounts of Messrs. Lehr, Saxon, Ganguzza, Alfieri and Rishell in a amounts of $6,108 $5,084 $5,101 $6108 and $3946 respectively and to the accounts of all officers as a group in the amount of $26,347.

                          TRANSACTIONS WITH MANAGEMENT

     Value City Department Stores, Inc., a 64.9% owned subsidiary of Schottenstein Stores Corporation operate licensed departments selling men's and women's clothing in the Corporation's two discount department stores. During the Corporation's 1996 fiscal year $2,347,163 in rentals were paid and accrued to the Corporation from such licensed departments. Schottenstein Stores
Corporation, owns 93% percent of the outstanding voting stock of the Corporation. In addition, three directors, and/or officers of the Corporation are directors and officers and substantial shareholders of Schottenstein Stores Corporation. See "INFORMATION CONCERNING NOMINEES", above. The Corporation's wholly owned subsidiary L.F. Widmann, Inc., currently operates health and beauty aids departments in 67 Value City Department Stores. In the opinion of Management the terms of those licenses are similar to an no more favorable to the licensees than licenses which could be obtained form unrelated parties.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Alpern, Rosenthal & Co., as independent auditors to examine the Company's accounts for the current fiscal year. Alpern, Rosenthal & Co., also acted in this capacity for the year ended January 28, 1996.

     Although the appointment is not required to be submitted to a vote by shareholders, the Board continues to believe it appropriate as a matter of policy, to request that the stockholders ratify the appointment of Alpern, Rosenthal & Co., as independent auditors for the fiscal year ended January 26, 1997.

     It is expected that a representative of Alpern, Rosenthal & Co., will be present at the 1996 Annual Meeting of Stockholders of the Company.

     If the resolution to ratify the appointment of auditors is defeated, the Board of Directors of the Company will be governed by the decision of the stockholders and will select other auditors for the current fiscal year.

                             STOCKHOLDERS PROPOSALS

     Stockholder proposals for action at the 1997 Annual Meeting must be submitted in writing prior to April 1, 1997 to Ross N. Alfieri, Assistant Secretary, The Valley Fair Corporation, 260 Bergen Turnpike, Little Ferry, New Jersey 07643.

                                  ANNUAL REPORT

     The Annual Report of the Company and its subsidiary for the 52 weeks ended January 28, 1996 including financial statements, is being sent concurrently to stockholders but is not to be considered a part of the proxy solicitation material.

                                  OTHER MATTERS

     The management does not know of any other matter which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgement in such matters.

                                                     THE VALLEY FAIR CORPORATION
                                                                      ERWIN LEHR
                                                                       President

                           THE VALLEY FAIR CORPORATION
              260 BERGEN TURNPIKE, LITTLE FERRY , NEW JERSEY 07643
             PROXY for Annual Meeting of Shareholders, June 26, 1996

                                    SHARES______________________________________

                                          --------------------------------------

                                    Dated__________________________________,1996

                                    Please  sign  exactly  as your name or names
                                    appear hereon,  (both names should be signed
                                    if  jointly   held)  and  when   signing  as
                                    attorney, executor,  administrator,  trustee
                                    or  guardian,  give your full title as such.
                                    If  the  signatory  is  a  corporation,  the
                                    handwritten   signature   and  title  of  an
                                    authorized  officer  is  required,  together
                                    with full corporate  name. If a partnership,
                                    please   sign   in   partnership   name   by
                                    authorized person.

                 PLEASE SPECIFY YOUR CHOICE, DATE, SIGN AND MAIL
                               THIS PROXY PROMPTLY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           THE VALLEY FAIR CORPORATION
             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, JUNE 26, 1996

The undersigned, revoking all prior proxies, hereby appoints Ross N. Alfieri and Erwin Lehr, or either of them with power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of The Valley Fair Corporation to be held June 26, 1996 and, at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting, (a) upon the following proposals more fully described in the Notice and Proxy Statement, both dated May 20, 1996, for the Annual Meeting (receipt whereof is hereby acknowledged) in accordance with the following instructions:

     1.  Election of Directors     ( ) FOR all nominees listed below
                                       (except as marked to the
                                        contrary below).
                                   ( ) WITHHOLD AUTHORITY to vote for
                                       all nominees listed below.

         JAY L. SCHOTTENSTEIN, SAUL SCHOTTENSTEIN, ERWIN LEHR,
         ROSS N. ALFIERI, IRVING HARRIS, THOMAS R. KETTELER.

         (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)


         ------------------------------------------------------------

     2. To transact such other business as may properly come before the meeting.

         ( )FOR                ( )AGAINST                ( )ABSTAIN

and (b) with discretionary authority upon any such other matters that may properly come before the meeting. Shares will be voted as specified. If no specification is made above, shares will be voted FOR proposals number 1 and 2. The Board of Directors of the Company favors a vote "FOR" the proposals listed above.

Please sign and date this proxy on reverse side and return it in the enclosed envelope.